UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported) July 2, 1998


                                   IOMED, Inc.
             (Exact name of registrant as specified in its charter)


                 Utah                     001-14059               87-0441272
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
            incorporation)                                   Identification No.)



                3385 West 1820 South, Salt Lake City, Utah 84104
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)




                                 (801) 975-1191
                                 --------------
               Registrant's telephone number, including area code




                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER MATTERS.

         On July 2, 1998, the attached press release was issued by the Company regarding the decision by Novartis Pharmaceuticals Corporation not to renew the Research and Development Agreement among the Company, Dermion, Inc., the Company's wholly-owned subsidiary, and Novartis beyond its scheduled December 31, 1998 expiration date.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Exhibits. Exhibit 99.1 is the Company's press release dated July 2, 1998.

         (b)      Financial Statements.  N/A.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IOMED, Inc.
                                  (Registrant)


         July 2, 1998                                /s/ Ned M. Weinshenker
         ------------                                ----------------------
         (Date)                                      By:  Ned M. Weinshenker
                                                     Chief Executive Officer